UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 1, 2009
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-13417 (Commission File Number)	13-3950486 (IRS Employer Identification No.)
200 Metroplex Drive, Suite 100, Edison, New Jersey 08817
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code (732) 548-0101
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 8.01. OTHER EVENTS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
Ex-99.1 Press Release, dated April 1, 2009
Ex-99.2 Transcript of April 2, 2009 Earnings Call

SECTION 2 — FINANCIAL INFORMATION
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On April 1, 2009, Hanover Capital Mortgage Holdings, Inc. (the “Company” or “HCM”) issued a press release announcing its financial results for the three months and year ended December 31, 2008. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. At 11:00 AM ET on Thursday, April 2, 2009, the Company held an investor conference call that was also broadcast live on the internet at www.investorcalendar.com. A copy of the transcript of the recorded live call is furnished as Exhibit 99.2.
The information furnished in this section of this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section; nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
SECTION 8 — OTHER EVENTS
ITEM 8.01. OTHER EVENTS.
The information set forth above in Item 2.02 is incorporated herein by reference.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a) Exhibits
99.1	Press Release, dated April 1, 2009.

99.2	Transcript of April 2, 2009 Earnings Call.

     Forward-Looking Statements. This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements relate to, among other things, the proposed merger and the combined company and involve risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. There can be no assurance as to the timing of the closing of the merger, or whether the merger will close at all. Investors and security holders may obtain free copies of documents filed by HCM and Walter Industries, Inc. (“Walter”) with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by HCM at www.hanovercapitalholdings.com and by Walter at www.walterind.com. Neither HCM nor Walter assumes any responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.
     Additional Information and Where to Find It. This communication is being made in respect of the proposed merger transaction involving Walter Investment Management LLC and HCM. In connection with the proposed merger and certain related transactions, HCM filed a registration statement on Form S-4, as amended, containing a proxy statement/prospectus with the SEC, and HCM will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus has been mailed to stockholders of HCM and Walter. Stockholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about HCM and Walter, without charge, at the SEC’s web site at www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, at HCM’s website at www.hanovercapitalholdings.com.
     No Offer or Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
[signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
Date: April 7, 2009	By:	/s/ Harold F. McElraft
Harold F. McElraft
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press Release, dated April 1, 2009.

Exhibit 99.2	Transcript of April 2, 2009 Earnings Call